United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of earliest event reported January 5, 1999
                        Date of Report January 20, 1999


                     HYDROCHEM INDUSTRIAL SERVICES, INC. (*)
             (Exact name of registrant as specified in its charter)



            Delaware                     333-34323                75-2503906
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)           Identification Number)


       900 Georgia Avenue
        Deer Park, Texas                                          77536
(Address of principal executive offices)                        (Zip Code)


                                 (713) 393-5600
              (Registrant's telephone number, including area code)


















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*  HydroChem  International,  Inc.,  a direct and  wholly  owned  subsidiary  of
HydroChem Industrial Services, Inc., is a Co-Registrant. It is incorporated under the laws of the State of Delaware and its I.R.S. Employer Identification Number is 75-2512100.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On November 19, 1999, HydroChem Industrial Services, Inc. (the "Company") acquired all of the issued and outstanding shares of capital stock (the "Shares") of Landry Service Co., Inc. ("LANSCO"). LANSCO is primarily engaged in the business of tank cleaning, oil reclamation and liquid-solid waste separation for the oil refining industry. This acquisition was consummated pursuant to a stock purchase agreement (the "Stock Purchase Agreement") of the same date by and among the Company, LANSCO and each stockholder of LANSCO. Under the Stock Purchase Agreement, the Company paid $35.5 million for the Shares, consisting of $32.0 million in cash paid at closing and $3.5 million in promissory notes (the "Notes") payable in installments with interest over the next two years to the two principal stockholders of LANSCO. In addition, the Company entered into an Additional Sales Proceeds and Consulting Agreement with one of these principal stockholders which provides further payments of $1.25 million to the stockholder over the next two years. The source of funds for the acquisition was a combination of existing available cash, the Notes, and bank debt pursuant to a new senior secured credit facility. HydroChem intends to use LANSCO's assets and operations to expand LANSCO's customer base and strengthen the Company's tank cleaning business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Financial statements of the business acquired will be filed as an amendment to this Form 8-K within 60 days of this filing.

       (b) Pro forma financial information will be filed as an amendment to this Form 8-K within 60 days of this filing.

       (c)  Exhibits.

Exhibit
Number            Description
-------           ------------

2.1 Stock Purchase Agreement dated November 19, 1999 by and among HydroChem Industrial Services, Inc., and Landry Service Co., Inc., and each stockholder of Landry Service Co., Inc. including Kenneth C. Landry, Charles A. Landry, Jr. Pursuant to Item 601 of Regulation S-K, the Registrants will furnish any exhibit or schedule thereto to the Securities and Exchange Commission upon request.

2.2 Credit Agreement dated November 19, 1999 among HydroChem Holding, Inc., HydroChem Industrial Services, Inc., various lenders and Bank of America, N.A. as administrative agent.

99.1              Press   release   dated   November  22,  1999  regarding   the
                  acquisition of Landry Service Co., Inc.


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


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HYDROCHEM INDUSTRIAL SERVICES, INC.

     DATE: DECEMBER 3, 1999              BY:  /S/ SELBY F. LITTLE, III
                                              -------------------------------
                                                  Selby F. Little, III,
                                                  Executive Vice President and
                                                  Chief Financial Officer


                                             HYDROCHEM INTERNATIONAL, INC.

     DATE: DECEMBER 3, 1999              BY:  /S/ SELBY F. LITTLE
                                              -------------------------------
                                                  Selby F. Little, III,
                                                  Executive Vice President and
                                                  Chief Financial Officer


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

                                  EXHIBIT INDEX


2.1 Stock Purchase Agreement dated November 19, 1999 by and among HydroChem Industrial Services, Inc., and Landry Service Co., Inc., and each stockholder of Landry Service Co., Inc. including Kenneth
              C. Landry, Charles A. Landry, Jr. Pursuant to Item 601 of Regulation S-K, the Registrants will furnish any exhibit or schedule thereto to the Securities and Exchange Commission upon request.

2.2 Credit Agreement dated November 19, 1999 among HydroChem Holding, Inc., HydroChem Industrial Services, Inc., various lenders and Bank of America, N.A. as administrative agent.

99.1 Press release dated November 22, 1999 regarding the acquisition of Landry Service Co., Inc.



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